Schedule of Investments PIMCO Corporate & Income Strategy Fund	March 31, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 107.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 30.1%
AI Silk Midco Ltd. TBD% due 02/24/2031	EUR	1,000	$1,050
Air Canada 7.833% (TSFR03M + 2.500%) due 03/14/2031 ~		$300	301
American Airlines, Inc. 10.329% (TSFR03M + 4.750%) due 04/20/2028 ~		1,337	1,391
Amsurg 14.248% due 07/20/2026 «~		8,550	8,550
AP Core Holdings LLC 10.945% due 09/01/2027		12,208	11,983
BDO U.S.A. PC 11.330% (TSFR1M + 6.000%) due 08/31/2028 «~		2,437	2,451
Cengage Learning, Inc. TBD% due 03/22/2031		2,200	2,200
Chromalloy Corp. TBD% due 03/27/2031		2,100	2,097
Cohesity
TBD% due 03/08/2031 «µ		803	803
TBD% due 03/08/2031 «		7,600	7,600
Cotiviti, Inc. TBD% due 02/21/2031		2,700	2,697
Diamond Sports Group LLC TBD% due 05/25/2026		5,954	5,731
DirecTV Financing LLC 10.445% (TSFR1M + 5.000%) due 08/02/2027 ~		511	512
Envalior Finance GmbH
9.412% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	1,900	1,898
10.813% (TSFR03M + 5.500%) due 03/29/2030 ~		$2,970	2,768
Finastra U.S.A., Inc.
0.500% - 12.575% (TSFR1M + 7.250%) due 09/13/2029 «~µ		103	103
0.500% - 12.575% (TSFR03M + 7.250%) due 09/13/2029 «~		997	1,005
Forward Air Corp. 9.827% (TSFR1M + 4.500%) due 12/19/2030 ~		2,415	2,385
Gateway Casinos & Entertainment Ltd.
13.413% (CDOR03 + 8.000%) due 10/18/2027 ~	CAD	3,404	2,519
13.469% due 10/15/2027		$5,659	5,674
iHeartCommunications, Inc. 8.695% due 05/01/2026		570	498
Ivanti Software, Inc. 9.839% due 12/01/2027		9,362	8,788
Lealand Finance Co. BV 8.442% (TSFR1M + 3.000%) due 06/28/2024 ~		75	41
Lealand Finance Co. BV (6.441% Cash and 3.000% PIK) 9.441% due 06/30/2025 (c)		378	156
Lifepoint Health, Inc. 11.087% due 11/16/2028		3,000	3,012
Magenta Buyer LLC 10.574% (TSFR03M + 5.000%) due 07/27/2028 ~		995	597
Market Bidco Ltd. 10.044% due 11/04/2027	GBP	8,839	11,161
MPH Acquisition Holdings LLC 9.855% due 09/01/2028		$8,344	8,084
Oi SA
1.750% (LIBOR03M + 1.750%) due 02/26/2035 ~		7,419	129
12.500% due 09/07/2024		7,922	7,882
Osaic Holdings, Inc. TBD% due 08/16/2028		800	804
Poseidon Bidco SASU 8.902% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	2,400	2,550
Promotora de Informaciones SA 9.123% (EUR003M + 5.220%) due 12/31/2026 ~		15,591	16,624
Promotora de Informaciones SA (6.873% Cash and 5.000% PIK) 11.873% (EUR003M + 2.970%) due 06/30/2027 ~(c)		1,258	1,290
Proofpoint, Inc. TBD% due 08/31/2028		$200	200
PUG LLC 10.075% (TSFR03M + 4.750%) due 03/15/2030 ~		3,200	3,209
Red Rock Resorts TBD% due 03/14/2031		1,700	1,700
Rising Tide Holdings, Inc. 14.329% (TSFR1M + 9.000%) due 06/01/2026 «~		747	724
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026	EUR	19,200	7,932

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Syniverse Holdings, Inc. 12.302% (TSFR03M + 7.000%) due 05/13/2027 ~		$15,398	14,740
Telemar Norte Leste SA
1.750% due 02/26/2035		377	7
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		5,740	100
Truist Insurance Holdings LLC TBD% due 03/24/2031		2,200	2,199
U.S. Renal Care, Inc. 10.442% (TSFR1M + 5.000%) due 06/20/2028 ~		16,796	14,640
Veritas U.S., Inc. 10.445% due 09/01/2025		9,727	9,026
Wesco Aircraft Holdings, Inc. TBD% due 05/01/2024 «		4,726	5,059
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		1,919	1,247
Windstream Services LLC
9.430% due 02/23/2027		5,480	5,425
11.680% due 09/21/2027		2,392	2,342

Total Loan Participations and Assignments (Cost $198,042)			193,884

CORPORATE BONDS & NOTES 34.9%
BANKING & FINANCE 9.9%
Agps Bondco PLC
4.625% due 01/14/2026	EUR	3,700	1,563
5.000% due 04/27/2027		2,300	962
5.500% due 11/13/2026		200	84
Armor Holdco, Inc. 8.500% due 11/15/2029 (k)		$3,400	3,213
Banca Monte dei Paschi di Siena SpA
7.708% due 01/18/2028 •	EUR	600	679
8.000% due 01/22/2030 •(k)		2,296	2,510
8.500% due 09/10/2030 •		1,100	1,224
10.500% due 07/23/2029 (k)		2,167	2,759
Banco Bilbao Vizcaya Argentaria SA 6.033% due 03/13/2035 •		$600	609
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	700	186
Banco do Brasil SA 6.000% due 03/18/2031		$400	402
Barclays PLC
6.224% due 05/09/2034 •(k)		1,100	1,135
6.692% due 09/13/2034 •(k)		600	640
7.437% due 11/02/2033 •(k)		1,708	1,899
BOI Finance BV 7.500% due 02/16/2027 (k)	EUR	2,600	2,660
BPCE SA 7.003% due 10/19/2034 •(k)		$2,200	2,396
CaixaBank SA 6.840% due 09/13/2034 •(k)		400	428
Cape Lookout Re Ltd. 13.362% (T-BILL 1MO + 8.000%) due 04/05/2027 «~		800	802
Cosaint Re Pte. Ltd. 15.202% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		700	699
Credit Suisse AG AT1 Claim		1,150	132
East Lane Re Ltd. 14.612% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		250	251
Ford Motor Credit Co. LLC
5.800% due 03/08/2029		900	904
6.125% due 03/08/2034 (k)		1,700	1,710
GSPA Monetization Trust 6.422% due 10/09/2029		2,297	2,210
Hestia Re Ltd. 14.732% (T-BILL 1MO + 9.370%) due 04/22/2025 ~		704	696
Hudson Pacific Properties LP 3.950% due 11/01/2027		100	89
Integrity Re Ltd.
22.362% (T-BILL 1MO + 17.000%) due 06/06/2026 ~		400	400
28.362% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		400	400
Intesa Sanpaolo SpA
6.625% due 06/20/2033 (k)		3,200	3,323
7.200% due 11/28/2033 (k)		2,100	2,264
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	400	406
Lazard Group LLC 6.000% due 03/15/2031		$300	303
Lloyds Banking Group PLC 5.679% due 01/05/2035 •(k)		600	604
Long Walk Reinsurance Ltd. 15.112% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		700	709
Panther Escrow Issuer LLC 7.125% due 06/01/2031 (b)		1,800	1,832
Radian Group, Inc. 6.200% due 05/15/2029		1,300	1,320

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Sanders Re Ltd. 17.122% (T-BILL 3MO + 11.760%) due 04/09/2029 ~		1,207	1,084
SVB Financial Group
1.800% due 02/02/2031 ^(d)		1,149	717
2.100% due 05/15/2028 ^(d)		200	128
3.125% due 06/05/2030 ^(d)		200	129
3.500% due 01/29/2025 ^(d)		100	64
4.345% due 04/29/2028 ^(d)		500	317
4.570% due 04/29/2033 ^(d)		1,500	952
Trust Fibra Uno 7.375% due 02/13/2034		600	599
Uniti Group LP
4.750% due 04/15/2028 (k)		2,200	1,923
6.000% due 01/15/2030 (k)		7,721	5,765
6.500% due 02/15/2029 (k)		2,600	2,017
Ursa Re Ltd. 14.612% (T-BILL 3MO + 9.250%) due 12/07/2026 ~		800	810
VICI Properties LP 3.875% due 02/15/2029 (k)		5,800	5,343
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		4,095	716
Winston RE Ltd. 17.112% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		600	596
Yosemite Re Ltd. 15.340% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		660	683

			64,246

INDUSTRIALS 22.4%
Altice France Holding SA
8.000% due 05/15/2027	EUR	1,000	361
10.500% due 05/15/2027		$5,400	2,025
Bayer U.S. Finance LLC
6.250% due 01/21/2029 (k)		400	407
6.375% due 11/21/2030 (k)		200	205
Beazer Homes USA, Inc. 7.500% due 03/15/2031		600	607
Carvana Co. (12.000% PIK) 12.000% due 12/01/2028 (c)		836	806
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (c)		6,897	6,618
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)		6,355	6,280
CGG SA
7.750% due 04/01/2027 (k)	EUR	2,250	2,227
7.750% due 04/01/2027		300	297
8.750% due 04/01/2027 (k)		$6,964	6,316
CVS Pass-Through Trust 7.507% due 01/10/2032 (k)		525	544
Delek Logistics Partners LP 8.625% due 03/15/2029		800	817
DISH DBS Corp.
5.250% due 12/01/2026		5,100	4,025
5.750% due 12/01/2028		6,020	4,149
Ecopetrol SA 8.375% due 01/19/2036		220	222
Exela Intermediate LLC (11.500% PIK) 11.500% due 04/15/2026 (c)		74	12
Ford Motor Co. 7.700% due 05/15/2097 (k)		4,715	5,090
GN Bondco LLC 9.500% due 10/15/2031 (k)		1,700	1,699
HCA, Inc. 7.500% due 11/15/2095 (k)		1,200	1,332
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)		12,686	11,818
Inter Media & Communication SpA 6.750% due 02/09/2027 (k)	EUR	2,600	2,759
Legacy LifePoint Health LLC 4.375% due 02/15/2027		$300	286
LifePoint Health, Inc.
9.875% due 08/15/2030 (k)		800	838
11.000% due 10/15/2030 (k)		3,200	3,424
Market Bidco Finco PLC 4.750% due 11/04/2027	EUR	700	713
Medline Borrower LP 6.250% due 04/01/2029		$900	905
Miter Brands Acquisition Holdco, Inc. 6.750% due 04/01/2032		500	502
New Albertsons LP 6.570% due 02/23/2028		5,600	5,348
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		1,000	785
11.750% due 10/15/2028 (k)		500	542
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (k)		11,300	10,559

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Odebrecht Oil & Gas Finance Ltd. 0.000% due 04/29/2024 (g)(h)		753	41
Olympus Water U.S. Holding Corp. 5.375% due 10/01/2029 (k)	EUR	2,400	2,293
Petroleos Mexicanos
6.700% due 02/16/2032 (k)		$1,688	1,405
6.840% due 01/23/2030 (k)		800	706
8.750% due 06/02/2029 (k)		1,444	1,409
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (k)		1,315	1,309
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031 ^(d)	GBP	1,000	883
Station Casinos LLC 6.625% due 03/15/2032		$900	910
Surgery Center Holdings, Inc. 7.250% due 04/15/2032 (b)		500	504
Times Square Hotel Trust 8.528% due 08/01/2026		579	578
Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		1,832	1,630
5.750% due 09/30/2039		7,640	7,636
TransDigm, Inc. 6.375% due 03/01/2029		1,300	1,306
U.S. Renal Care, Inc. 10.625% due 06/28/2028		842	739
USA Compression Partners LP 7.125% due 03/15/2029		400	405
Valaris Ltd. 8.375% due 04/30/2030 (k)		866	894
Vale SA 1.378% due 12/29/2049 ~(h)	BRL	90,000	5,820
Venture Global LNG, Inc.
9.500% due 02/01/2029		$2,670	2,880
9.875% due 02/01/2032 (k)		2,600	2,804
Veritas U.S., Inc. 7.500% due 09/01/2025 (k)		2,040	1,872
Vital Energy, Inc. 7.875% due 04/15/2032		400	407
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^(c)(d)		19,281	17,546
Windstream Escrow LLC 7.750% due 08/15/2028 (k)		8,500	7,875

			144,370

UTILITIES 2.6%
FORESEA Holding SA 7.500% due 06/15/2030		782	736
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030		3,600	1,707
NGD Holdings BV 6.750% due 12/31/2026		333	231
Oi SA 10.000% due 07/27/2025 ^(d)		24,519	429
Pacific Gas & Electric Co.
4.500% due 12/15/2041 (k)		275	222
4.750% due 02/15/2044 (k)		2,440	2,061
4.950% due 07/01/2050 (k)		3,090	2,661
PacifiCorp 5.800% due 01/15/2055 (k)		600	592
Peru LNG SRL 5.375% due 03/22/2030 (k)		6,860	5,977
Raizen Fuels Finance SA 6.450% due 03/05/2034		300	308
Vistra Operations Co. LLC 6.950% due 10/15/2033 (k)		1,500	1,602

			16,526

Total Corporate Bonds & Notes (Cost $256,706)			225,142

CONVERTIBLE BONDS & NOTES 0.3%
INDUSTRIALS 0.3%
DISH Network Corp. 3.375% due 08/15/2026		3,400	2,134

Total Convertible Bonds & Notes (Cost $3,400)			2,134

MUNICIPAL BONDS & NOTES 2.5%
CALIFORNIA 0.1%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021 3.000% due 06/01/2046		475	439

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

ILLINOIS 0.0%
Illinois State General Obligation Bonds, (BABs), Series 2010 7.350% due 07/01/2035	17	19

MICHIGAN 0.3%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044	2,300	1,824

PUERTO RICO 1.5%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,149	665
0.000% due 11/01/2051	16,726	8,744

		9,409

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)	44,400	4,117

Total Municipal Bonds & Notes (Cost $14,565)		15,808

U.S. GOVERNMENT AGENCIES 1.5%
Fannie Mae 3.000% due 02/25/2043 - 06/25/2050 (a)(k)	14,012	2,064
Freddie Mac
3.500% due 05/25/2050 (a)(k)	1,665	326
6.155% due 11/25/2055 «~	7,554	4,691
12.985% due 12/25/2027 •	2,731	2,884

Total U.S. Government Agencies (Cost $14,573)		9,965

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.4%
Atrium Hotel Portfolio Trust
7.123% due 12/15/2036 •	4,600	4,401
9.023% due 06/15/2035 •	2,300	2,226
Banc of America Funding Trust 6.000% due 07/25/2037	155	126
Banc of America Mortgage Trust 6.000% due 03/25/2037	115	92
BCAP LLC Trust
3.606% due 08/28/2037 ~	1,063	1,047
3.918% due 03/27/2036 ~	1,274	891
4.527% due 03/26/2037 þ	620	875
Bear Stearns ALT-A Trust
4.140% due 11/25/2035 ~	1,944	1,688
4.207% due 09/25/2047 ~	3,540	1,687
4.266% due 08/25/2036 ~	550	273
4.576% due 11/25/2036 ~	2,371	1,248
4.701% due 09/25/2035 ~	224	123
5.944% due 01/25/2036 •	394	358
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 «þ	56	55
Braemar Hotels & Resorts Trust 7.898% due 06/15/2035 •	1,400	1,360
CALI Mortgage Trust 3.957% due 03/10/2039	2,900	2,594
CD Mortgage Trust 5.688% due 10/15/2048	298	272
Chase Mortgage Finance Trust
4.897% due 12/25/2035 «~	3	3
6.000% due 07/25/2037	523	236
Citigroup Mortgage Loan Trust 4.722% due 04/25/2037 ~	89	77
Colony Mortgage Capital Ltd.
7.461% due 11/15/2038 •	1,500	1,399
8.157% due 11/15/2038 •	1,100	977
Commercial Mortgage Loan Trust 6.369% due 12/10/2049 ~	393	16
Countrywide Alternative Loan Resecuritization Trust 6.000% due 08/25/2037 ~	684	371
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	194	83
5.750% due 01/25/2035	114	109
5.750% due 02/25/2035	173	118
5.750% due 03/25/2037	377	202
6.000% due 02/25/2035	576	419
6.000% due 04/25/2036	672	322
6.000% due 02/25/2037	3,870	1,537
6.000% due 04/25/2037	702	332
6.250% due 12/25/2036 •	1,010	425
6.500% due 08/25/2036	368	116

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Countrywide Home Loan Mortgage Pass-Through Trust
4.172% due 09/20/2036 ~	111	96
6.000% due 07/25/2037	1,086	462
Credit Suisse Mortgage Capital Certificates 5.015% due 10/26/2036 ~	5,116	4,252
DBGS Mortgage Trust 7.740% due 10/15/2036 •	2,270	1,743
GS Mortgage Securities Corp. Trust
4.605% due 10/10/2032 ~	4,600	4,231
8.726% due 08/15/2039 •	950	956
GSR Mortgage Loan Trust
4.264% due 08/25/2034 «~	213	188
6.000% due 02/25/2036	1,270	521
HarborView Mortgage Loan Trust
4.077% due 06/19/2036 ~	3,400	1,467
5.921% due 01/19/2036 •	365	358
Hilton USA Trust 2.828% due 11/05/2035	800	694
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037	3,341	1,027
Jackson Park Trust 3.242% due 10/14/2039 ~	1,272	1,003
Jefferies Resecuritization Trust 6.000% due 05/26/2036	6,771	2,818
JP Morgan Alternative Loan Trust
4.110% due 03/25/2037 ~	647	586
6.000% due 12/25/2035	782	524
JP Morgan Chase Commercial Mortgage Securities Trust
7.439% due 12/15/2036 •	1,000	273
8.189% due 12/15/2036 •	2,500	362
JP Morgan Mortgage Trust
5.130% due 01/25/2037 ~	197	169
5.308% due 04/25/2037 «~	3	2
5.352% due 02/25/2036 ~	882	599
Lehman Mortgage Trust 6.000% due 07/25/2037 «	29	25
Lehman XS Trust 5.884% due 06/25/2047 •	805	708
MASTR Alternative Loan Trust 6.750% due 07/25/2036	1,447	506
Merrill Lynch Mortgage Investors Trust 4.778% due 03/25/2036 ~	408	231
Morgan Stanley Bank of America Merrill Lynch Trust 3.708% due 05/15/2046 ~	759	699
Morgan Stanley Capital Trust 7.823% due 11/15/2034 •	504	491
Natixis Commercial Mortgage Securities Trust 3.790% due 11/15/2032 ~	2,806	2,383
New Orleans Hotel Trust
6.962% due 04/15/2032 •	800	753
9.062% due 04/15/2032 •	1,300	1,198
Residential Accredit Loans, Inc. Trust
4.444% due 12/26/2034 ~	777	272
5.904% due 05/25/2037 «•	78	65
6.000% due 08/25/2036	132	108
Residential Asset Securitization Trust
6.000% due 11/25/2036	2,386	845
6.250% due 09/25/2037	2,395	978
Residential Funding Mortgage Securities, Inc. Trust
4.864% due 02/25/2037 ~	713	476
6.500% due 03/25/2032 «	74	70
Sequoia Mortgage Trust
3.668% due 07/20/2037 ~	212	153
4.504% due 02/20/2047 ~	119	95
SG Commercial Mortgage Securities Trust 2.937% due 03/15/2037	1,200	1,088
Structured Adjustable Rate Mortgage Loan Trust
4.575% due 07/25/2035 ~	269	227
4.776% due 01/25/2036 ~	1,177	600
5.569% due 11/25/2036 ~	964	794
SunTrust Adjustable Rate Mortgage Loan Trust
5.608% due 02/25/2037 ~	75	62
5.940% due 04/25/2037 ~	145	88
WaMu Mortgage Pass-Through Certificates Trust
3.781% due 07/25/2037 ~	196	158
3.971% due 10/25/2036 ~	874	749
4.174% due 02/25/2037 ~	238	197
4.541% due 07/25/2037 ~	426	353
Washington Mutual Mortgage Pass-Through Certificates Trust
5.929% due 05/25/2047 «•	55	46
6.000% due 10/25/2035	899	671
WSTN Trust
7.690% due 07/05/2037 ~	1,300	1,282
8.455% due 07/05/2037 ~	1,300	1,292

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

9.835% due 07/05/2037 ~		1,100	1,089

Total Non-Agency Mortgage-Backed Securities (Cost $80,870)			67,141

ASSET-BACKED SECURITIES 9.5%
ACE Securities Corp. Home Equity Loan Trust 6.029% due 02/25/2036 •		24,186	20,718
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	629
Apidos CLO 0.000% due 01/20/2031 ~		$4,500	1,582
Argent Securities Trust 5.824% due 03/25/2036 •		2,962	1,612
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	1,600	1,085
Bear Stearns Asset-Backed Securities Trust
5.178% due 10/25/2036 •		$1,604	2,491
6.500% due 10/25/2036		341	142
Belle Haven ABS CDO Ltd. 5.842% due 07/05/2046 •		175,347	399
Carlyle U.S. CLO Ltd. 0.000% due 07/20/2029 ~		1,895	265
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	468
0.000% due 10/22/2031 ~		1,500	262
Citigroup Mortgage Loan Trust 5.764% due 12/25/2036 •		1,233	676
First Franklin Mortgage Loan Trust
6.389% due 09/25/2035 •		3,443	3,068
6.419% due 05/25/2036 •		6,410	5,738
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	319	0
Home Equity Mortgage Loan Asset-Backed Trust 5.604% due 07/25/2037 •		$7,465	4,107
JP Morgan Mortgage Acquisition Trust 4.464% due 10/25/2030 þ		3,374	1,738
Lehman XS Trust 5.670% due 08/25/2035 «þ		15	15
LNR CDO Ltd. 5.725% due 02/28/2043 •		1,558	13
MAN GLG U.S. CLO Ltd. 0.000% due 07/15/2034 ~		400	272
Marble Point CLO Ltd. 0.000% due 01/22/2052 ~		2,150	1,268
Marlette Funding Trust 0.000% due 09/17/2029 «(g)		7	97
Merrill Lynch Mortgage Investors Trust 5.764% due 04/25/2037 •		360	178
Morgan Stanley ABS Capital, Inc. Trust 5.744% due 06/25/2036 •		241	202
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ~		381	212
Pagaya AI Debt Selection Trust 8.491% due 06/16/2031		2,199	2,234
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 7.214% due 10/25/2034 •		573	539
Residential Asset Mortgage Products Trust 6.644% due 01/25/2035 •		1,716	1,617
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		3	1,770
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		4	1,065
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	387
0.000% due 10/15/2048 «(g)		1	298
SoFi Professional Loan Program LLC
0.000% due 07/25/2040 «(g)		21	178
0.000% due 09/25/2040 «(g)		1,718	178
Taberna Preferred Funding Ltd.
5.914% due 08/05/2036 •		4,889	4,401
6.062% due 07/05/2035 •		1,828	1,682

Total Asset-Backed Securities (Cost $78,167)			61,586

SOVEREIGN ISSUES 3.9%
Argentina Government International Bond
0.750% due 07/09/2030 þ		2,782	1,407
1.000% due 07/09/2029		669	358
3.500% due 07/09/2041 þ		5,955	2,409
3.625% due 07/09/2035 þ		10	4
3.625% due 07/09/2035 þ(k)		2,993	1,247
3.625% due 07/09/2046 þ		115	52
4.250% due 01/09/2038 þ		10,995	5,118
Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (g)	ARS	61,825	86
4.000% due 10/14/2024		95,512	110

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	93,000	1,632
13.000% due 01/30/2026		102,600	1,806
Dominican Republic International Bond 11.250% due 09/15/2035		73,300	1,345
Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$600	309
7.875% due 02/11/2035 ^(d)		600	309
8.750% due 03/11/2061 ^(d)		200	103
Israel Government International Bond
5.375% due 03/12/2029		700	702
5.500% due 03/12/2034		700	694
5.750% due 03/12/2054		700	672
Provincia de Buenos Aires 106.588% due 04/12/2025	ARS	7,453	7
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	314	332
3.900% due 01/30/2033		693	786
4.000% due 01/30/2037		543	610
4.200% due 01/30/2042		678	773
Romania Government International Bond
5.375% due 03/22/2031		1,210	1,314
5.500% due 09/18/2028		900	1,002
5.625% due 02/22/2036		490	528
6.375% due 09/18/2033		900	1,041
Russia Government International Bond 1.125% due 11/20/2027		100	68
Ukraine Government International Bond 4.375% due 01/27/2032		1,054	307
Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$28	4
9.250% due 09/15/2027 ^(d)		308	56

Total Sovereign Issues (Cost $27,980)			25,191

		SHARES
COMMON STOCKS 9.9%
COMMUNICATION SERVICES 0.2%
Clear Channel Outdoor Holdings, Inc. (e)		531,903	878
iHeartMedia, Inc. 'A' (e)		126,306	264
iHeartMedia, Inc. 'B' «(e)		98,039	184
Promotora de Informaciones SA 'A' (e)		454,519	172

			1,498

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(e)(i)		21,355,531	0

ENERGY 0.0%
Axis Energy Services 'A' «(i)		1,070	32

FINANCIALS 1.2%
Banca Monte dei Paschi di Siena SpA (e)		687,000	3,113
Intelsat Emergence SA «(i)		173,216	4,748

			7,861

HEALTH CARE 3.8%
Amsurg Equity «(e)(i)		488,175	24,145

INDUSTRIALS 2.3%
Drillco Holding Lux SA «(e)(i)		44,290	1,069
Forsea Holding SA «(e)		18,411	444
Neiman Marcus Group Ltd. LLC «(e)(i)		73,491	10,755
Syniverse Holdings, Inc. «(i)		2,080,319	1,918
Voyager Aviation Holdings LLC «(e)		995	0
Westmoreland Mining Holdings «(e)(i)		50,075	150
Westmoreland Mining LLC «(e)(i)		50,516	132

			14,468

UTILITIES 2.4%
West Marine New «(e)(i)		2,500	26

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Windstream Units «(e)		493,740	15,591

			15,617

Total Common Stocks (Cost $53,182)			63,621

RIGHTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Promotora de Informaciones SA		454,519	2

Total Rights (Cost $0)			2

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		605	1

UTILITIES 0.0%
West Marine - Exp. 09/11/2028 «		324	0

Total Warrants (Cost $4,161)			1

PREFERRED SECURITIES 1.1%
BANKING & FINANCE 1.1%
AGFC Capital Trust 7.326% (US0003M + 1.750%) due 01/15/2067 ~(k)		2,300,000	1,327
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(h)		70,000	64
Compeer Financial ACA 4.875% due 08/15/2026 •(h)(k)		1,600,000	1,528
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(h)		1,000,000	973
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(h)		2,982,000	3,413
SVB Financial Group
4.000% due 05/15/2026 ^(d)(h)		200,000	3
4.250% due 11/15/2026 ^(d)(h)		100,000	2
4.700% due 11/15/2031 ^(d)(h)		171,000	3

			7,313

INDUSTRIALS 0.0%
Voyager Aviation Holdings LLC 9.500% «		5,971	0

Total Preferred Securities (Cost $10,156)			7,313

REAL ESTATE INVESTMENT TRUSTS 0.5%
REAL ESTATE 0.5%
Uniti Group, Inc.		177,493	1,047
VICI Properties, Inc.		77,566	2,311

Total Real Estate Investment Trusts (Cost $1,451)			3,358

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 2.5%
REPURCHASE AGREEMENTS (j) 0.5%			3,042

SHORT-TERM NOTES 0.0%
Argentina Treasury Bond BONCER 3.750% due 05/20/2024	ARS	87,630	91

U.S. TREASURY BILLS 2.0%
5.365% due 05/02/2024 - 07/02/2024 (f)(g)(n)		$13,106	12,934

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Total Short-Term Instruments (Cost $16,069)		16,067

Total Investments in Securities (Cost $759,322)		691,213

	SHARES
INVESTMENTS IN AFFILIATES 11.0%
SHORT-TERM INSTRUMENTS 11.0%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.0%
PIMCO Short-Term Floating NAV Portfolio III	7,266,832	70,684

Total Short-Term Instruments (Cost $70,670)		70,684

Total Investments in Affiliates (Cost $70,670)		70,684

Total Investments 118.1% (Cost $829,992)		$761,897
Financial Derivative Instruments (l)(m) (0.0)%(Cost or Premiums, net $(14,630))		(267)
Auction-Rate Preferred Shares (2.0)		(12,975)
Other Assets and Liabilities, net (16.1)%		(103,448)

Net Assets Applicable to Common Shareholders 100.0%		$645,207

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Amsurg Equity	11/02/2023 - 11/06/2023	$20,398	$24,145	3.74%
Axis Energy Services 'A'	07/01/2021	16	32	0.00
Drillco Holding Lux SA	06/08/2023	886	1,069	0.17
Intelsat Emergence SA	06/19/2017 - 02/23/2024	12,540	4,748	0.74
Neiman Marcus Group Ltd. LLC	09/25/2020	2,408	10,755	1.67
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2023	2,046	1,918	0.30
West Marine New	09/12/2023	36	26	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,442	150	0.02
Westmoreland Mining LLC	06/30/2023	335	132	0.02

$40,107	$42,975	6.66%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(j)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	2.600%	03/28/2024	04/01/2024	$3,042	U.S. Treasury Notes 5.000% due 09/30/2025	$(3,103)	$3,042	$3,043

Total Repurchase Agreements	$(3,103)	$3,042	$3,043

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BMO	5.680%	03/21/2024	05/20/2024	$(579)	$(580)
BOS	5.770	01/08/2024	04/08/2024	(1,278)	(1,296)
BPS	4.320	02/12/2024	05/13/2024	EUR	(1,770)	(1,921)
4.320	03/22/2024	06/24/2024	(2,427)	(2,621)
4.380	09/20/2023	TBD(3)	(319)	(352)
5.980	01/17/2024	04/16/2024	$(3,269)	(3,310)
5.980	01/29/2024	04/29/2024	(6,860)	(6,931)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

6.180	10/10/2023	04/08/2024	(5,269)	(5,426)
6.180	11/24/2023	04/08/2024	(851)	(870)
BRC	4.250	09/20/2023	TBD(3)	EUR	(205)	(226)
4.750	03/25/2024	TBD(3)	$(334)	(334)
BYR	5.990	03/06/2024	06/04/2024	(2,210)	(2,220)
6.030	03/04/2024	05/20/2024	(6,582)	(6,612)
CDC	5.720	01/24/2024	04/23/2024	(2,299)	(2,324)
5.720	04/02/2024	07/01/2024	(1,154)	(1,154)
5.760	01/02/2024	04/02/2024	(1,168)	(1,185)
5.780	03/19/2024	07/18/2024	(1,666)	(1,669)
5.870	04/02/2024	07/01/2024	(2,954)	(2,954)
5.890	01/24/2024	04/23/2024	(2,270)	(2,296)
5.930	01/02/2024	04/02/2024	(977)	(992)
5.930	01/18/2024	04/02/2024	(1,854)	(1,877)
5.980	03/12/2024	07/10/2024	(13,591)	(13,636)
5.980	03/19/2024	07/18/2024	(1,286)	(1,288)
5.980	03/25/2024	07/10/2024	(464)	(465)
5.980	03/28/2024	07/26/2024	(488)	(489)
DEU	5.830	03/14/2024	06/12/2024	(1,960)	(1,966)
IND	5.852	03/11/2024	09/06/2024	(3,629)	(3,641)
5.910	03/18/2024	06/13/2024	(431)	(432)
5.950	01/24/2024	04/04/2024	(5,721)	(5,785)
RCY	5.830	03/18/2024	04/17/2024	(2,045)	(2,050)
SOG	5.720	01/11/2024	04/11/2024	(2,159)	(2,187)
5.720	01/12/2024	04/11/2024	(2,003)	(2,028)
5.760	03/25/2024	05/24/2024	(880)	(881)
5.850	01/16/2024	04/16/2024	(1,822)	(1,845)
5.850	01/24/2024	04/24/2024	(2,572)	(2,600)
6.050	10/16/2023	04/10/2024	(859)	(883)
6.050	11/01/2023	04/10/2024	(1,939)	(1,988)
6.050	11/08/2023	04/10/2024	(649)	(665)
6.050	02/08/2024	04/10/2024	(3,900)	(3,934)
6.050	03/22/2024	04/10/2024	(2,157)	(2,161)
6.100	10/11/2023	04/11/2024	(1,558)	(1,604)
6.100	10/12/2023	04/12/2024	(5,492)	(5,652)
TDM	5.580	02/20/2024	04/22/2024	(416)	(419)
UBS	4.200	02/12/2024	TBD(3)	EUR	(1,744)	(1,892)
4.252	03/06/2024	06/06/2024	(2,069)	(2,239)

Total Reverse Repurchase Agreements	$(107,880)

(k)	Securities with an aggregate market value of $123,017 have been pledged as collateral under the terms of master agreements as of March 31, 2024.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(109,290) at a weighted average interest rate of 5.567%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	12/20/2026	1.253%	EUR	3,363	$123	$238	$361	$4	$0

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay(5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	21,600	$392	$71	$463	$62	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032	7,800	757	1,515	2,272	0	(26)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	2,800	311	130	441	0	(11)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	1,600	328	752	1,080	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$21,800	(1)	611	610	12	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	11,000	1	310	311	7	0

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Pay	1-Day USD-SOFR Compounded-OIS	5.250	Annual	06/17/2025		97,000	212	171	383	0	(64)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		1,700	1	78	79	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026		56,800	(705)	5,472	4,767	104	0
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		44,900	172	(2,869)	(2,697)	0	(96)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		32,300	(2,862)	200	(2,662)	0	(68)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		19,200	(257)	(671)	(928)	0	(34)
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		16,898	(5)	2,063	2,058	31	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		84,700	740	(2,094)	(1,354)	0	(140)
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2029		69,900	34	1,682	1,716	0	(116)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		16,500	(312)	421	109	25	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		118,700	(12,228)	(614)	(12,842)	0	(213)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		57,200	3,442	8,679	12,121	82	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		36,100	(505)	6,127	5,622	50	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		23,900	(3,269)	(210)	(3,479)	0	(25)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		93,400	(2,328)	(4,457)	(6,785)	76	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		8,300	(57)	2,793	2,736	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		14,500	(35)	5,406	5,371	0	(19)
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		15,100	(58)	5,317	5,259	0	(20)
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		10,800	(33)	3,097	3,064	0	(14)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051		10,900	775	(4,338)	(3,563)	15	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		76,450	(1,210)	30,901	29,691	0	(109)
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		8,000	755	665	1,420	0	(15)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	(248)	(60)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	1,274	1,433	0	(24)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		6,200	583	591	1,174	0	(24)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		2,600	225	820	1,045	0	(22)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		15,300	192	688	880	0	(26)

							$(14,598)	$64,333	$49,735	$466	$(1,087)

Total Swap Agreements							$(14,475)	$64,571	$50,096	$470	$(1,087)

Cash of $16,378 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

AZD		04/2024			$30		AUD	45	$0		$0

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

05/2024	AUD	45	$30	0	0
BOA	04/2024	$42	AUD	64	0	0
04/2024	390	EUR	360	0	(2)
05/2024	AUD	63	$42	0	0
BPS	04/2024	EUR	1,909	2,086	27	0
04/2024	GBP	9,468	12,019	69	0
04/2024	$5,127	EUR	4,700	0	(57)
05/2024	EUR	901	$973	0	0
BRC	04/2024	$9,455	TRY	305,572	0	(269)
05/2024	1,376	47,255	21	(1)
06/2024	173	6,251	3	0
CBK	04/2024	AUD	163	$106	0	0
DUB	04/2024	EUR	64,339	69,931	519	0
GLM	04/2024	$1,293	TRY	43,440	25	0
05/2024	DOP	225,028	$3,787	0	(4)
05/2024	$678	TRY	23,431	12	0
06/2024	DOP	30,597	$513	0	(2)
06/2024	$82	TRY	2,909	0	0
JPM	04/2024	EUR	502	$545	4	0
04/2024	$1,991	EUR	1,826	0	(21)
05/2024	60	TRY	2,041	0	0
06/2024	120	MXN	2,046	1	0
MBC	04/2024	EUR	901	$975	3	0
04/2024	$2,099	CAD	2,848	3	0
04/2024	2,754	EUR	2,515	0	(40)
04/2024	11,959	GBP	9,468	0	(9)
05/2024	CAD	2,847	$2,099	0	(3)
05/2024	GBP	9,468	11,961	9	0
MYI	04/2024	CAD	2,858	2,105	0	(5)
04/2024	EUR	481	526	7	0
04/2024	$64,144	EUR	59,272	0	(199)
05/2024	EUR	59,272	$64,222	202	0
SCX	05/2024	$2,393	EUR	2,206	0	(10)
SSB	04/2024	EUR	1,443	$1,567	11	0
TOR	05/2024	AUD	54	35	0	0

Total Forward Foreign Currency Contracts	$916	$(622)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.055%	$2,700	$0	$180	$180	$0
GST	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	5.083	800	(155)	31	0	(124)

Total Swap Agreements	$(155)	$211	$180	$(124)

(n)

Securities with an aggregate market value of $305 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$167,353	$26,531	$193,884
Corporate Bonds & Notes
Banking & Finance	0	62,728	1,518	64,246
Industrials	0	144,370	0	144,370
Utilities	0	16,526	0	16,526
Convertible Bonds & Notes
Industrials	0	2,134	0	2,134
Municipal Bonds & Notes
California	0	439	0	439
Illinois	0	19	0	19
Michigan	0	1,824	0	1,824
Puerto Rico	0	9,409	0	9,409
West Virginia	0	4,117	0	4,117
U.S. Government Agencies	0	5,274	4,691	9,965
Non-Agency Mortgage-Backed Securities	0	66,687	454	67,141
Asset-Backed Securities	0	57,598	3,988	61,586
Sovereign Issues	0	25,191	0	25,191
Common Stocks
Communication Services	1,314	0	184	1,498
Energy	0	0	32	32
Financials	3,113	0	4,748	7,861
Health Care	0	0	24,145	24,145
Industrials	0	0	14,468	14,468
Utilities	0	0	15,617	15,617
Rights
Consumer Discretionary	2	0	0	2
Warrants
Financials	0	0	1	1
Preferred Securities
Banking & Finance	0	7,313	0	7,313
Real Estate Investment Trusts
Real Estate	3,358	0	0	3,358
Short-Term Instruments
Repurchase Agreements	0	3,042	0	3,042
Short-Term Notes	0	91	0	91
U.S. Treasury Bills	0	12,934	0	12,934

$7,787	$587,049	$96,377	$691,213
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$70,684	$0	$0	$70,684

Total Investments	$78,471	$587,049	$96,377	$761,897

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	470	0	470
Over the counter	0	916	180	1,096

$0	$1,386	$180	$1,566
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,087)	0	(1,087)
Over the counter	0	(746)	0	(746)

$0	$(1,833)	$0	$(1,833)

Total Financial Derivative Instruments	$0	$(447)	$180	$(267)

Totals	$78,471	$586,602	$96,557	$761,630

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$51,338	$24,408	$(34,576)	$1,444	$(4,075)	$2,403	$236	$(14,647)	$26,531	$606
Corporate Bonds & Notes
Banking & Finance	0	800	0	0	0	2	716	0	1,518	2
Utilities	691	0	0	4	0	41	0	(736)	0	0
U.S. Government Agencies	4,405	0	(82)	15	27	326	0	0	4,691	318
Non-Agency Mortgage-Backed Securities	378	6	(30)	3	3	39	55	0	454	40
Asset-Backed Securities	4,684	0	(2)	21	0	(715)	0	0	3,988	(715)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2024 (Unaudited)

Common Stocks
Communication Services	321	0	0	0	0	(137)	0	0	184	(137)
Energy	32	0	0	0	0	0	0	0	32	0
Financials	3,975	0	0	0	0	773	0	0	4,748	765
Health Care	0	20,399	0	0	0	3,746	0	0	24,145	3,746
Industrials	15,132	122	0	0	0	(786)	0	0	14,468	(386)
Utilities	0	4,130	0	0	0	11,487	0	0	15,617	11,487
Rights
Industrials	87	0	(169)	0	169	(87)	0	0	0	0
Warrants
Financials(3)	1	0	0	0	0	0	0	0	1	0
Industrials	131	0	(173)	0	173	(131)	0	0	0	0
Information Technology	7,559	0	(4,093)	0	0	(3,466)	0	0	0	0
Preferred Securities
Industrials	1,440	0	0	0	0	(1,440)	0	0	0	(1,440)

	$90,174	$49,865	$(39,125)	$1,487	$(3,703)	$12,055	$1,007	$(15,383)	$96,377	$14,286
Financial Derivative Instruments - Assets
Over the counter	$116	$0	$0	$0	$0	$64	$0	$0	$180	$64

Totals	$90,290	$49,865	$(39,125)	$1,487	$(3,703)	$12,119	$1,007	$(15,383)	$96,557	$14,350

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2024	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$8,550	Comparable Companies			EBITDA Multiple		X	14.000	—
		9,342	Discounted Cash Flow			Discount Rate			10.710 - 26.480	12.051
		8,403	Recent Transaction			Purchase Price			100.000	—
		236	Reference Instrument						1.750	—
Corporate Bonds & Notes
Banking & Finance		716	Expected Recovery			Recovery Rate			17.490	—
		802	Proxy Pricing			Base Price			100.069	—
U.S. Government Agencies		4,691	Discounted Cash Flow			Discount Rate			12.100	—
Non-Agency Mortgage-Backed Securities		454	Fair Valuation of Odd Lot Positions			Adjustment Factor			2.500	—
Asset-Backed Securities		3,973	Discounted Cash Flow			Discount Rate			12.000 - 20.000	17.733
		15	Fair Valuation of Odd Lot Positions			Adjustment Factor			2.500	—
Common Stocks
Communication Services		184	Reference Instrument			Stock Price w/Liquidity Discount			10.000	—
Energy		32	Comparable Companies			EBITDA Multiple		X	4.000	—
Financials		4,748	Comparable Companies			EBITDA Multiple		X	4.000	—
Health Care		24,145	Comparable Companies			EBITDA Multiple		X	14.000	—
Industrials		10,755	Comparable Companies/Discounted Cash Flow			Revenue Multiple/EBITDA Multiple		X/X /%	0.560/7.180/10.000	—
		1,918	Discounted Cash Flow			Discount Rate			15.380	—
		1,795	Indicative Market Quotation			Broker Quote			$2.625 - 24.125	20.770
Utilities		15,591	Comparable Companies			EBITDA Multiple		X	6.100	—
		26	Discounted Cash Flow/Comparable Companies			Discount Rate/Revenue Multiple		%/ X	19.250/0.550	—
Warrants
Financials		1	Option Pricing Model			Volatility			40.000	—
Financial Derivative Instruments - Assets
Over the counter		180	Indicative Market Quotation			Broker Quote			5.510	—

Total		$96,557

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Sector type updated from Industrials to Financials since prior fiscal year end.

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Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Notes to Financial Statements (Cont.)

Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$157,267	$(86,600)	$3	$14	$70,684	$1,225	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

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Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC

BMO	BMO Capital Markets Corporation	DUB	Deutsche Bank AG	RCY	Royal Bank of Canada
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC
BYR	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank
CBK	Citibank N.A.	MBC	HSBC Bank Plc	UBS	UBS Securities LLC
CDC	Natixis Securities Americas LLC

Currency Abbreviations:
ARS	Argentine Peso	DOP	Dominican Peso	PEN	Peruvian New Sol
AUD	Australian Dollar	EUR	Euro	TRY	Turkish New Lira
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	MXN	Mexican Peso

Index/Spread Abbreviations:
CDOR03	3 month CDN Swap Rate	LIBOR06M	6 Month USD-LIBOR	TSFR1M	Term SOFR 1-Month
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	TSFR03M	Term SOFR 3-Month
LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind
BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation